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                                Supplemental Indenture No. 1 (Project Brave).rtf
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                                                                  EXECUTION COPY

                          SUPPLEMENTAL INDENTURE NO. 1
                       (PROJECT BRAVE LIMITED PARTNERSHIP)

      SUPPLEMENTAL INDENTURE NO. 1, dated as of September 15, 2000 (the "EFFECTIVE DATE"), by and among Project Brave Limited Partnership, as issuer (the "ISSUER"), First Union National Bank, as paying agent (the "PAYING Agent") and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "INDENTURE TRUSTEE"), supplementing that certain Indenture, dated as of August 8, 2000 (the "INDENTURE"), between the Issuer, the Paying Agent and the Indenture Trustee. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture.

      WHEREAS, the Indenture Trustee, the Issuer and certain other parties have entered into the First Amendment to the Transfer and Servicing Agreement, dated as of the date hereof whereby the Transferor has contributed and absolutely assigned certain additional collateral to the Issuer;

      WHEREAS, the Issuer wishes to grant a security interest in such collateral to the Collateral Agent on behalf of the Indenture Trustee for the benefit of the Secured Parties;

      NOW THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1.  GRANT

      The Issuer hereby Grants to the Collateral Agent on behalf of the Indenture Trustee at the Effective Date, for the benefit of the Class B Secured Parties (and not the Class A Secured Parties), all of the Issuer's right, title and interest in and to the Servicing Strip (FIACC) and such portion of the NIM Collateral not conveyed on the Closing Date which shall include distributions under the FIACC Facility.

      The foregoing Grant is made in trust to the Collateral Agent on behalf of the Indenture Trustee for the benefit of the Secured Parties. The Collateral Agent on behalf of the Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Supplemental Indenture No. 1 in accordance with the provisions of the Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

      SECTION 2.  MISCELLANEOUS.

      (a) Except as otherwise set forth herein, the Indenture shall continue in full force and effect in accordance with its terms and all references therein to the Indenture shall be deemed to be references to the Indenture as supplemented by this Supplemental Indenture No. 1.

      (b) This Supplemental Indenture No. 1 may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture No. 1 by facsimile shall be as effective as delivery of a manually executed counterpart of this Supplemental Indenture No. 1.

      (c) The descriptive headings of the various sections of this Supplemental Indenture No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

      (d) This Supplemental Indenture No. 1 may not be amended or otherwise modified except as provided in the Indenture.

      (e) THIS SUPPLEMENTAL INDENTURE NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENTAL INDENTURE NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Issuer, the Paying Agent and the Indenture Trustee have caused this Supplemental Indenture No. 1 to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.


                                    PROJECT BRAVE
                                    LIMITED PARTNERSHIP,
                                    as Issuer

                                    By: FIFS ACQUISITION FUNDING
                                        COMPANY, L.L.C.,
                                        as General Partner

                                    By: FIALAC Holdings, Inc.,
                                        as Manager



                                    By: ________________________________
                                         Name:
                                         Title:


                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity,
                                    but solely as Indenture Trustee


                                    By: ________________________________
                                         Name:
                                         Title:


                                    FIRST UNION NATIONAL BANK,
                                    not in its individual capacity,
                                    but solely as Paying Agent


                                    By: ________________________________
                                         Name:
                                         Title:

Acknowledged and accepted
this 15th day of September:


FIRST UNION SECURITIES, INC.,
as Collateral Agent


By: ______________________________________
      Name:
      Title: